SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2002

SUPERCONDUCTOR TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)	93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events.
SIGNATURES
Exhibit Index
EXHIBIT 99

Item 5. Other Events.

     The Company issued a press release on April 4, 2002 announcing its response to additional patent claims of ISCO International. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

2

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: April 4, 2002	By:	/s/ Martin S. McDermut

Martin S. McDermut Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

No.	Document

99	Press Release of Superconductor Technologies Inc. dated April 4, 2002.